WealthBuilder Equity Portfolio

Ticker: WBGIX

Summary Prospectus

October 1, 2014

Link to Prospectus	Link to SAI

Before you invest, you may want to review the Portfolio's prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio's prospectus and other information about the Portfolio online at wellsfargoadvantagefunds.com/reports. You can also get information at no cost by calling 1-800-222-8222, or by sending an email request to wfaf@wellsfargo.com. The current prospectus ("Prospectus") and statement of additional information ("SAI"), dated October 1, 2014, are incorporated by reference into this summary prospectus. The Portfolio's SAI may be obtained, free of charge, in the same manner as the Prospectus.

Investment Objective

The Portfolio seeks long-term capital appreciation with no emphasis on income.

Fees and Expenses

These tables are intended to help you understand the various costs and expenses you will pay if you buy and hold shares of the Portfolio. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $250,000 in the aggregate in specified classes of certain Wells Fargo Advantage Funds®. More information about these and other discounts is available from your financial professional and in "Reductions and Waivers of Sales Charges" on page 50 of the Prospectus and "Additional Purchase and Redemption Information" on page 48 of the Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	1.50%
Maximum deferred sales charge (load) (as a percentage of offering price)	None[1]
1.	Investments of $1 million or more are not subject to a front-end sales charge but generally will be subject to a deferred sales charge of 1.00% if redeemed within one year from the date of purchase.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.20%
Distribution (12b-1) Fees	0.75%
Other Expenses	0.66%
Acquired Fund Fees and Expenses	0.78%
Total Annual Fund Operating Expenses[1]	2.39%
Fee Waivers	0.11%
Total Annual Fund Operating Expenses After Fee Waiver1,[2]	2.28%
1.	The expense ratio shown does not correlate to the corresponding expense ratio shown in the Financial Highlights, which reflects only the operating expenses of the Portfolio and does not include any acquired fund fees and expenses.
2.	The Adviser has committed through September 30, 2015, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund's Total Annual Fund Operating Expenses After Fee Waiver at 1.50% for the Portfolio. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Example of Expenses

The example below is intended to help you compare the costs of investing in the Portfolio with the costs of investing in other mutual funds. The example assumes a $10,000 initial investment, 5% annual total return, and that fees and expenses remain the same as in the tables above. The example also assumes that the Total Annual Portfolio Operating Expenses After Fee Waiver shown above will only be in place for the length of the current waiver commitment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

After:
1 Year	$378
3 Years	$874
5 Years	$1,397
10 Years	$2,827

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 26% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio is a fund-of-funds that invests in various affiliated mutual funds, unaffiliated mutual funds, and exchange-traded funds ("Underlying Funds") to pursue its investment objective. We seek to achieve the Portfolio's investment objective by investing at least 80% of the Portfolio's net assets in equity securities (through investments in Underlying Funds). The Portfolio is a diversified equity investment that consists of Underlying Funds that employ different and complementary investment styles to provide potential for growth. These equity styles include large company, small company and international. The Portfolio's allocation across equity styles remains constant.

Depending on market conditions, some equity asset classes will perform better than others. The Portfolio's broad diversification across equity styles may help to reduce the overall impact of poor performance in any one equity asset class.

Principal Investment Risks

An investment in the Portfolio may lose money, is not a deposit of Wells Fargo Bank, N.A. or its affiliates, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, and is primarily subject to the risks briefly summarized below.

Emerging Markets Risk. Emerging market securities typically present even greater exposure to the risks described under "Foreign Investment Risk" and may be particularly sensitive to global economic conditions. Emerging market securities are also typically less liquid than securities of developed countries and could be difficult to sell, particularly during a market downturn.

Foreign Investment Risk. Foreign investments may be subject to lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments. Foreign investments may involve exposure to changes in foreign currency exchange rates and may be subject to higher withholding and other taxes.

Investment Style Risk. Securities of a particular investment style, such as a growth style or value style, tend to perform differently and shift into and out of favor with investors depending on changes in market and economic sentiment and conditions.

Management Risk. Investment decisions made by a Fund's adviser or sub-adviser in seeking to achieve the Fund's investment objective may not produce the returns expected, may cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

Market Risk. The values of, and/or the income generated by, securities held by a Fund may decline due to general market conditions or other factors, including those directly involving the issuers of such securities. Security markets are volatile and may decline significantly in response to adverse issuer, regulatory, political, or economic developments. Different sectors of the market and different security types may react differently to such developments.

Smaller Company Securities Risk. Securities of companies with smaller market capitalizations tend to be more volatile and less liquid than those of larger companies.

Underlying Funds Risk. The risks associated with the Fund include the risks related to each Underlying Fund in which the Fund invests.

Performance

The following information provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year. The Portfolio's average annual total returns are compared to the performance of one or more indices. Past performance before and after taxes is no guarantee of future results. Current month-end performance is available on the Portfolio's Web site at wellsfargoadvantagefunds.com.

Calendar Year Total Returns as of 12/31 each year
(Returns do not reflect sales charges and would be lower if they did)

Highest Quarter: 2nd Quarter 2009	+20.19%
Lowest Quarter: 4th Quarter 2008	-24.40%
Year-to-date total return as of 6/30/2014 is +3.60%

Average Annual Total Returns for the periods ended 12/31/2013 (Returns reflect applicable sales charges)
	Inception Date of Share Class	1 Year	5 Year	10 Year
Equity Portfolio (before taxes)	10/1/1997	25.84%	15.37%	5.34%
Equity Portfolio (after taxes on distributions)	10/1/1997	25.84%	15.37%	5.00%
Equity Portfolio (after taxes on distributions and the sale of Fund Shares)	10/1/1997	14.62%	12.41%	4.29%
Wealthbuilder Equity Composite Blended Index (reflects no deduction for fees, expenses, or taxes)		27.89%	17.00%	7.87%
MSCI ACWI ex USA (Net) (reflects no deduction for fees, expenses, or taxes)		15.29%	12.81%	7.57%
Russell 3000® Index (reflects no deduction for fees, expenses, or taxes)		33.55%	18.71%	7.88%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.

Portfolio Management

Adviser	Sub-Adviser	Portfolio Manager, Title/Managed Since
Wells Fargo Funds Management, LLC	Wells Capital Management Incorporated	Kandarp R. Acharya, CFA, FRM, Portfolio Manager / 2013 Christian L. Chan, CFA, Portfolio Manager / 2013

Purchase and Sale of Fund Shares

In general, you can buy or sell shares of a Portfolio online or by mail, phone or wire on any day the New York Stock Exchange is open for regular trading. You also may buy and sell shares through a financial professional.

Minimum Investments	To Place Orders or Redeem Shares

Minimum Initial Investment
Regular Accounts: $1,000
IRAs, IRA Rollovers, Roth IRAs: $250
UGMA/UTMA Accounts: $50
Employer Sponsored Retirement Plans: No Minimum

Minimum Additional Investment
Regular Accounts, IRAs, IRA Rollovers, Roth IRAs: $100
UGMA/UTMA Accounts: $50
Employer Sponsored Retirement Plans: No Minimum

Mail: Wells Fargo Advantage Funds P.O. Box 8266 Boston, MA 02266-8266 Online: wellsfargoadvantagefunds.com Phone or Wire: 1-800-222-8222 Contact your financial professional.

Tax Information

Any distributions you receive from a Portfolio may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax advantaged investment plan. However, subsequent withdrawals from such a tax advantaged investment plan may be subject to federal income tax. You should consult your tax adviser about your specific tax situation.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase a Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Consult your salesperson or visit your financial intermediary's Web site for more information.

Link to Prospectus	Link to SAI